MARKET VECTORS RETAIL ETF

Ticker: RTH
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS
DECEMBER 20, 2011

RTHSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http:/  /www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 888.MKT.VCTR, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated December 20, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Market Vectors Retail ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors US Listed Retail 25 Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)	0.12%

Total Annual Fund Operating Expenses(b)	0.47%
Fee Waivers and Expense Reimbursement(b)	0.12%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.35%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(b)

Van Eck Associates Corporation (the “Adviser”) has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least May 1, 2013. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR	3 YEARS

$36	$139

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund

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Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund’s benchmark index is comprised of common stocks and depositary receipts of U.S. exchange-listed companies in the retail sector. These companies may include foreign companies that are listed on a U.S. exchange. Companies are considered to be in the retail sector if they derive most of their revenues from retail, which includes retail distribution; wholesalers; online, direct mail and TV retailers; multi-line retailers; specialty retailers, such as apparel, automotive, computer and electronics, drug, home improvement and home furnishing retailers; and food and other staples retailers. Of the largest 50 stocks in the retail sector by full market capitalization, the top 25 by free-float market capitalization (e.g., includes only shares that are readily available for trading in the market) and three month average daily trading volume are included in the Index. As of November 4, 2011, the Index included 25 securities of companies with a market capitalization range of between approximately $5 billion to $199 billion and an average market capitalization of $54 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of the date of this Prospectus, the Fund is concentrated in the retail sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in the Retail Sector. Companies in the retail sector may be affected by the performance of the domestic and international economy, interest rates, rates of inflation, exchange rates, competition and consumer confidence. The success of companies in the retail sector depends heavily on disposable household income and consumer spending, and changes in demographics and consumer preferences can affect the success of retail companies. Certain segments of the retail sector have historically been subject to significant seasonal and quarterly variations. The success of retail companies may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. These companies may be subject to severe competition, which may have an adverse impact on their profitability. Certain segments of the retail sector are highly cyclical, which may cause the operating results of certain retail companies to vary significantly. Companies in the retail sector may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights and may be liable for infringing the intellectual property rights of others. Changes in labor laws and other labor issues, such as increased labor costs, could adversely affect the financial performance of retail companies. If retail companies do not maintain the security of customer-related information, they could damage their reputations with customers, incur substantial costs and become subject to litigation, all of which could adversely affect the financial performance of such companies. The international operations of certain companies in the retail sector expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Some of the companies in the Index are engaged in other lines of business unrelated to retail, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional retail activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Certain companies in which the Fund may invest are non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, taxation by foreign governments and political instability.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

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Risk of Investing in Depositary Receipts. Depositary receipts in which the Fund may invest are receipts issued by banks or trust companies listed on U.S. exchanges that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to a lack of liquidity on stock exchanges in which such securities trade.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and may make the Fund more volatile than more diversified funds.

Concentration Risk. As of the date of this Prospectus, the Index is concentrated in the retail sector. By concentrating its assets in the retail sector, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at vaneck.com/etf.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	Since inception
George Cao	Portfolio Manager	Since inception

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of at least 25,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are expected to be approved for listing, subject to notice of issuance, on NYSE Arca, Inc. (“NYSE Arca”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. It is expected that all or a substantial portion of the initial assets of the Fund will be obtained through an exchange offer.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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